UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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BT BRANDS, INC.
(Name of Registrant as Specified In Its Charter)

____________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BT BRANDS, INC.

30 N Gould St Ste 12358

Sheridan, WY 82801

May 29, 2026

To the Stockholders of BT Brands, Inc.:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of BT Brands, Inc. (the “Company”) to be held on Friday, June 19, 2026, at 10:00 a.m., Eastern Time, at 4519 Main St, Manchester, VT 05255.

The accompanying Notice of Annual Meeting and Proxy Statement contain details of the business to be conducted at the Annual Meeting.

Your vote is very important. Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted. Therefore, we urge you to vote and submit your proxy promptly by mail. If you hold your shares in “street name,” you should instruct your broker, bank or other nominee how to vote in accordance with your voting instruction card.

On behalf of our Board of Directors, we would like to express our appreciation for your continued support of and interest in BT Brands, Inc.

Sincerely yours,

/s/ Gary Copperud
Gary Copperud
Chief Executive Officer and Chairman

BT BRANDS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	10:00 a.m., Eastern Time, on Friday, June 19, 2026

Place	4519 Main St, Manchester, VT 05255.

Items of Business

1. To elect four directors to hold office until our next annual meeting of stockholders and until their respective successors are elected and qualified.

2. To transact other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

Record Date	May 29, 2026 Only stockholders of record as of May 29, 2026 are entitled to notice of and to vote at the Annual Meeting.

Availability of Proxy Materials

The Proxy Statement, Notice of Annual Meeting, form of proxy and our Annual Report on Form 10-K for the fiscal year ended December 28, 2025 (the “2025 Annual Report”), are first being sent or given on or about June 1, 2026 to all stockholders entitled to vote at the Annual Meeting.

Voting

Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to submit your proxy or voting instructions by mail as soon as possible. If you hold shares of common stock through an account with a broker, dealer, bank or other nominee, please follow the instructions you receive from them to vote your shares.

By Order of the Board of Directors,

Gary Copperud
President and Chief Executive Officer
Minnetonka, Minnesota
May 29, 2026

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” EACH OF THE DIRECTOR NOMINEES AND “FOR” PROPOSAL 2, AND FOR ANY OTHER PROPOSAL PROPERLY PRESENTED AT THE TIME OF THE ANNUAL MEETING. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

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BT BRANDS, INC.

PROXY STATEMENT

FOR 2026 ANNUAL MEETING OF STOCKHOLDERS

To be held on June 19, 2026

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully.

In this Proxy Statement, we refer to BT Brands, Inc. as “BT Brands,” the “Company,” “we” or “us” and the board of directors of BT Brands as the “Board” or “our Board of Directors.” Our Annual Report on Form 10-K for the fiscal year ended December 28, 2025 (the “2025 Annual Report”), which contains consolidated financial statements as of and for the fiscal years ended December 28, 2025 and December 29, 2024, accompanies this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why did I receive this Proxy Statement?

The Board is soliciting your proxy to vote at the Annual Meeting because you were a stockholder at the close of business on May 29, 2026, the record date for the Annual Meeting, and are entitled to vote at the Annual Meeting. This Proxy Statement provides important information regarding the matters to be acted on at the Annual Meeting and is designed to assist you in voting. You do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares using any of the methods discussed below under the question “How do I vote?”

What is a proxy?

A proxy is a person who votes the shares of stock of another person. The term “proxy” also refers to the proxy card. When you return the enclosed proxy card, you are giving your permission to either our chief executive officer or our chief financial officer to vote your shares of common stock at the Annual Meeting as you instruct.

Who is paying for this proxy solicitation?

The Company will pay the expense of soliciting proxies, including the cost of preparing, assembling and mailing the notice, Proxy Statement and proxy. In addition to the solicitation of proxies by mail, the Company’s directors, officers or employees, without additional compensation, may make solicitations personally and by telephone. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What information is contained in this Proxy Statement?

The information in this Proxy Statement relates to the proposal to be voted on at the Annual Meeting, the voting process, the Board and its committees, the compensation of directors and certain executive officers, security ownership, related-party transactions and certain other required information.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

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How may I obtain an additional set of proxy materials?

All stockholders may write to our proxy solicitor at the following address to request an additional copy of these materials:

InvestorCom LLC

1055 Washington Blvd, Suite 520

Stamford, CT 06901

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record. If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card provided to you.

What am I voting on at the Annual Meeting?

You are voting on one proposal:  the election of four directors to serve until the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified. You also will vote on any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

What does the Board recommend?

The Board recommends a vote “FOR” the election of each of its nominees for director.

How do I vote?

You may vote using any of the following methods:

•	Proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope.

•

In person at the Annual Meeting. All stockholders of record may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you own shares held in street name, you must obtain a legal proxy from your bank, broker or other nominee and present it to the inspector of election with your ballot when you vote at the Annual Meeting.

Shares held in your name as the stockholder of record may be voted during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted during the Annual Meeting. However, even if you plan to attend the Annual Meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

What can I do if I change my mind after I vote my shares?

If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by sending a written notice of revocation to our Corporate Secretary, submitting a new, proper proxy dated later than the date of the revoked proxy, or attending the Annual Meeting and voting in person.

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What if I return a signed proxy card but do not indicate my vote?

If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the Board’s recommendations as follows: “FOR” the election of each director nominee. With respect to any other proposals to be voted upon, your shares will be voted in the discretion of the person named as proxy holder, Gary Copperud.

Can my broker vote my shares for me without my instructions?

Brokers may not use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients. Please provide voting instructions to your broker so your vote can be counted on all proposals.

Can my shares be voted if I do not return my proxy card or voting instruction card and do not attend the Annual Meeting?

If you do not vote shares held of record, your shares will not be voted. If you do not provide voting instructions to your broker for shares held in street name, your broker will not be authorized to vote your shares for the election of directors.

How many votes do I have?

You are entitled to one vote for each share of common stock that you held as of the record date. As of May 29, 2026, the record date, there were 6,184,724 shares of common stock outstanding.

Is cumulative voting permitted for the election of directors?

No. We do not use cumulative voting for the election of directors.

What is the quorum requirement?

The holders of a majority of the voting power of the outstanding shares of our common stock entitled to vote at the Annual Meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present.

Who will count the votes?

The Company expects to appoint a representative of InvestorCom LLC or another person designated by the Company to serve as inspector of election for the Annual Meeting.

Voting Requirements

Assuming that a quorum is present, the following votes will be required to approve each proposal:

With respect to Proposal 1 (election of directors), directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote on the election of directors. The four director nominees who receive the greatest number of votes at the Annual Meeting will be elected. As a result, abstentions and broker non-votes, if any, will not affect the outcome of the vote on Proposal 1.

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You will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the Annual Meeting.

Broker Non-Votes

With respect to shares registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the “stockholder of record.” As the stockholder of record, you have the right to grant your voting proxy directly to us or to a third party, or to vote in person at the Annual Meeting.

With respect to your shares that are held by a brokerage account or by another nominee, you are considered the “beneficial owner” of shares held in “street name” and the Proxy Statement is being forwarded to you together with voting instructions on behalf of your broker, trustee or nominee. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote, and you are also invited to attend the Annual Meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. If you hold your shares through a broker and do not provide your broker with specific voting instructions, under the rules that govern brokers in such circumstances, your broker will have the discretion to vote such shares on routine matters but not on non-routine matters.

Even though we are listed on The Nasdaq Stock Market LLC (“Nasdaq”), the rules of the New York Stock Exchange (the “NYSE”) govern how a broker licensed by the NYSE can vote securities it holds on behalf of stockholders of Nasdaq-listed companies. As a result, your broker will not have the authority to exercise discretion to vote your shares with respect to Proposal 1 (the election of directors).

Because the proposal to be acted upon at the Annual Meeting is a non-routine matter, if you do not give voting instructions to your broker, trustee or nominee, your broker, trustee or nominee may leave your shares unvoted.

A broker “non-vote” occurs when your broker, trustee or nominee does not vote on a particular proposal because the broker, trustee or nominee does not have discretionary voting power with respect to that item and has not received voting instructions from you as the beneficial owner.

What happens if a nominee for director does not stand for election?

If for any reason any nominee does not stand for election, any proxies we receive will be voted in favor of the remaining nominees and may be voted for a substitute nominee in place of the nominee who does not stand. We have no reason to expect that any of the nominees will not stand for election.

How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on May 29, 2026, the record date, or if you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. If you are a stockholder of record, your name will be verified against the list of stockholders of record on the record date prior to your admission to the Annual Meeting. If you are not a stockholder of record, but hold shares through a broker, bank or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to May 29, 2026, a copy of the voting instruction card provided by your broker, bank or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting. The Annual Meeting will begin promptly on Friday, June 19, 2026, at 10:00 a.m. Eastern Time. Please allow time for the check-in procedures.

Please note that cameras, sound or video recording equipment, cellular telephones, smartphones or other similar equipment, electronic devices, large bags, briefcases or packages will not be allowed in the meeting room.

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What is the deadline for voting my shares?

If you hold shares as the stockholder of record, your vote by proxy must be received by 11:59 p.m. the night before the Annual Meeting. If you hold shares beneficially in street name, please follow the voting instructions provided by your broker, bank or nominee. You may vote these shares at the Annual Meeting only if you provide a legal proxy obtained from your broker, bank or nominee.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.

How are votes counted?

For the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and publish final voting results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting.

How can I obtain the Company’s corporate governance information?

Our Code of Ethics and Business Conduct is available under the “Corporate” tab of our website, which is located at www.itsburgertime.com.

The following information is available in print to any stockholder who requests it and also is available by accessing our public filings at the SEC’s website at www.sec.gov:

•	Our Insider Trading Policy

•	Our Clawback Policy

•	Our Related Person Transaction Policy

•	The charters of the following committees of the Board: the Audit Committee and the Compensation Committee.

The information contained on our website is not part of, or incorporated by reference in, this Proxy Statement.

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How may I obtain the Company’s 2025 Form 10-K and other financial information?

A copy of our 2025 Annual Report on Form 10-K is enclosed with this Proxy Statement.

Stockholders may request another free copy of our 2025 Form 10-K and other financial information by contacting our proxy solicitation firm at:

InvestorCom LLC

1055 Washington Blvd

Suite 520

Stamford, CT 06901

Alternatively, current and prospective investors can access our 2025 Annual Report on our website which is located at www.itsburgertime.com.

We will also furnish any exhibit to our 2025 Annual Report specifically requested. Our SEC filings, including exhibits, are also available free of charge at the SEC’s website, www.sec.gov, and under the “Corporate” tab of our website.

What if I have questions for the Company’s transfer agent?

Please contact our transfer agent at the telephone number or address listed below with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004-1561

Telephone: 212-509-4000 or 800-509-5586

Email: cstmail@continentalstock.com

Who can help answer my questions?

If you have any questions about the Annual Meeting or how to vote or revoke your proxy, please contact us at:

InvestorCom LLC

1055 Washington Blvd

Suite 520

Stamford, CT 06901

Telephone: (877) 972-0090

Email: proxy@investor-com.com

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PROPOSAL 1

ELECTION OF DIRECTORS

General

Under our Amended and Restated Bylaws, the number of members of our Board of Directors is fixed from time to time by the Board of Directors, but may be increased or decreased either by the stockholders or by the majority of directors then in office. Directors serve in office until the next annual meeting of stockholders and until their successors have been elected and qualified, or until their earlier death, resignation or removal.

The Board is currently composed of four directors, with one employee director, Gary Copperud, our Chief Executive Officer and Chairman, who is not an independent director, and three independent directors, Allan Anderson, Terri Tochihara-Dirks and Fred Croci.

The Board of Directors has voted to nominate Gary Copperud, Allan Anderson, Terri Tochihara-Dirks and Fred Croci for election at the Annual Meeting.

Director Nominees

Gary Copperud

Gary Copperud has served as the Company’s Chief Executive Officer and a director since July 31, 2018, and Chairman since 2025. He was a founding member of the predecessor to BT Brands in 2007. Mr. Copperud was a founding shareholder of Next Gen Ice, Inc., now NGI Corporation. Since April 1, 2025, he served as the chairman of its board of directors. Mr. Copperud has served as CEO and a director of Bagger Dave’s Burger Tavern since June 2022. Mr. Copperud is self-employed in real estate investment and development. We believe Mr. Copperud’s tenure with Burger Time and prior experience as a member of the board of directors of a public company qualify him to serve on our Board of Directors.

Allan Anderson

Allan Anderson joined our Board of Directors as an independent director and has served as the chairman of our Audit Committee since our November 12, 2021 initial public offering. Mr. Anderson founded privately held ReliaFund Inc., for which he has served in various executive capacities. ReliaFund provides electronic payment processing and reporting services for small businesses. From 1975 to 1984, Mr. Anderson was employed as an Audit Manager in Arthur Andersen & Co.’s Audit Division. Mr. Anderson has served as a chief financial officer or equivalent for several private companies. He previously served as an independent member of the board of directors of the publicly traded STEN Corporation, including serving as Chairman of its Audit Committee. Mr. Anderson holds a Bachelor of Arts degree in accounting from Southwest State University. We believe Mr. Anderson’s public company, accounting and financial reporting experience qualify him to serve on our Board of Directors and as our audit committee financial expert.

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Terri Tochihara-Dirks

Terri Tochihara-Dirks joined our Board of Directors as an independent director, serves as chair of our Compensation Committee, and is a member of the Audit Committee, effective as of our November 12, 2021 initial public offering. Since 2008, Ms. Tochihara-Dirks has been the co-owner, with her husband, of The Oberon Assisted Living, a privately held healthcare community in Arvada, Colorado. Her responsibilities include operations and infection prevention. From 1986 to 2006, she held various positions at AT&T, retiring as the Mountain States Region Vice President of Sales. Ms. Tochihara-Dirks has served on several not-for-profit Boards of Directors, including the Denver Chamber of Commerce and Denver Junior Achievement. We believe Ms. Tochihara-Dirks’ broad business experience, including operating her own business and serving as an executive at a multinational corporation, qualify her to serve on our Board of Directors.

Fred Croci

Fred Croci has been a director and member of our Audit Committee and Compensation Committee since October 25, 2024. Since 2017, Mr. Croci has owned and managed Commercial Brokers Alliance, LLC, a real estate brokerage and consulting firm located in Fort Collins, Colorado. Mr. Croci is also Managing Broker of Commercial Broker’s Alliance NOCO, LLC, a commercial brokerage firm. He has worked in the real estate industry for more than 50 years and has owned and operated seven restaurants. While owning and operating commercial real estate brokerage firms, he has also been involved in project development, construction, management, property rehabilitation and commercial remodels, single-family and multifamily housing projects and subdivisions, self-storage and commercial new construction, property management and maintenance, fee-based client consulting and investment counseling. We believe Mr. Croci is qualified to serve on our Board of Directors given his decades of real estate experience and his significant restaurant ownership and operating experience.

Required Vote

In the election of directors, the four persons receiving the highest number of affirmative votes cast at the Annual Meeting will be elected.

Recommendation of the Board

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED IN PROPOSAL 1.

Director Nominees and Executive Officers as of the Date of this Proxy Statement

The following table sets forth information regarding our executive officers and directors as of the date of this Proxy Statement:

Name	Age	Position
Gary Copperud	68	Chief Executive Officer and Chairman
Allan Anderson	72	Director
Terri Tochihara-Dirks	64	Director
Fred Croci	78	Director

Biographical information with respect to each of the persons named in the table is set forth above under the heading “Proposal 1 — Election of Directors — Director Nominees.”

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Composition of the Board

Our Board of Directors currently consists of four directors, three of whom are independent under the listing standards of The Nasdaq Stock Market (“Nasdaq”). At each annual meeting of stockholders, directors will be elected for a one-year term and until their successors are duly elected and qualified.

Director Independence

The Nasdaq Marketplace Rules require a majority of a listed company’s board of directors to be comprised of independent directors. In addition, the Nasdaq Marketplace Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Under Rule 5605(a)(2) of the Nasdaq Marketplace Rules, a director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors has reviewed the composition of our Board of Directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that each of Allan Anderson, Terri Tochihara-Dirks and Fred Croci is an “independent director” as defined under Rule 5605(a)(2) of the Nasdaq Marketplace Rules. Our Board of Directors also determined that the directors who serve on our audit committee and our compensation committee satisfy the independence standards for such committees established by the SEC and the Nasdaq Marketplace Rules, as applicable. In making such determinations, our Board of Directors considered the relationships that each such non-employee director has with our Company and all other facts and circumstances our Board of Directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.

Board Leadership Structure

Our bylaws provide our Board of Directors with the flexibility to combine or separate the positions of Chairman of our Board of Directors and Chief Executive Officer. The Board currently combines the roles of Chief Executive Officer and Chairman. The Board believes that this leadership structure promotes unified leadership and direction for the Company and facilitates effective execution of its strategic initiatives. The Board continues to believe that it should maintain flexibility to determine the appropriate leadership structure based on the Company’s needs and the best interests of its stockholders.

Role of the Board in Risk Oversight Process

Our Board of Directors has oversight responsibility for the risk management process. The Board exercises its oversight function through its committees while retaining responsibility for overall risk oversight. The committee chairs are responsible for reporting findings regarding material risk exposure to the Board. The Audit Committee oversees financial reporting, internal control and related financial risks, and the Compensation Committee assesses and monitors any significant compensation-related risk exposure.

Areas of risk oversight that generally remain at the Board level and are not delegated to any Committee include risks related to our operational matters and significant business decisions. The Board satisfies this oversight responsibility through reports (both verbal and written) from our personnel responsible for each of these risk areas, reports from Board committees and related discussions.

Each of the Board's committees oversees the management of our risks that fall within the committee’s areas of responsibility. A description of each committee’s risk oversight focus is below. In performing this function, each committee has full access to management, as well as the ability to engage advisors. When a committee receives a report or update regarding an area of potential risk to us, the chair of the relevant committee determines whether it is materially significant enough to report on the discussion to the full Board at the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

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Board and Annual Meetings Attendance

During the fiscal year ended December 28, 2025, our Board held six meetings, our audit committee held two meetings, and our compensation committee did not meet during the year. During fiscal 2025, each current director attended at least 75% of the aggregate of the total number of Board and committee meetings held during the period of such member’s service.

Board Committees

To assist it in performing its duties, the Board has delegated certain authority to an Audit Committee and a Compensation Committee. Each committee has adopted a written charter that satisfies applicable SEC and Nasdaq standards. As permitted by Nasdaq rules, the independent directors on our Board fulfill the responsibilities of a nominating and corporate governance committee.

The following table sets forth the members of each board committee as of December 28, 2025, and the number of meetings held by the Board and committees during the year ended December 28, 2025:

Director	Board of Directors	Audit Committee	Compensation Committee
Gary Copperud	X
Kenneth Brimmer	X
Allan Anderson	X	Chair	X
Terri Tochihara-Dirks	X	X	Chair
Fred Croci	X	X	X
Number of meetings held	6	2	0

Audit Committee

Our Audit Committee comprises Mr. Anderson, Ms. Tochihara-Dirks and Mr. Croci. Mr. Anderson is the chair of the Audit Committee. Our Board of Directors has determined that all members of the Audit Committee are independent under Nasdaq and SEC standards and that Mr. Anderson qualifies as an “audit committee financial expert” within the meaning of applicable SEC regulations and meets the financial sophistication requirements of the Nasdaq Marketplace Rules.

Our Audit Committee assists our Board of Directors in overseeing our accounting and financial reporting processes and the audits of our financial statements. Under its charter, our Audit Committee is responsible for, among other things, selecting and retaining independent auditors, reviewing the scope of the annual audit and audit fees, discussing results of the annual audit and review of quarterly financial statements, reviewing the adequacy and effectiveness of internal control policies and procedures, approving permissible non-audit services, and reviewing and evaluating the Audit Committee’s performance.

Compensation Committee

Our Compensation Committee comprises Ms. Tochihara-Dirks, Mr. Croci and Mr. Anderson. Ms. Tochihara-Dirks is the chair of the Compensation Committee. Our Compensation Committee assists our Board of Directors in discharging its responsibilities relating to the compensation of our executive officers, including recommending compensation and benefit plans, reviewing and approving goals and objectives for executive compensation, approving equity grants and making recommendations regarding the compensation of non-employee directors.

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Nominating and Corporate Governance Committee

The independent directors of the Board perform the functions of a nominating and corporate governance committee. In evaluating director candidates, the independent directors consider, among other factors, business experience, financial literacy, public company experience, independence, integrity, judgment, diversity of experience, familiarity with the Company’s industry and the needs of the Board at the time of nomination. The independent directors will consider director candidates recommended by stockholders in the same manner as candidates recommended by directors, officers or other sources, provided that such recommendations comply with the Company’s bylaws and applicable SEC rules.

Board and Committee Meetings

During 2025, our Board of Directors held six meetings via video conference. Each director attended at least 75% of the aggregate number of meetings of the Board and meetings of the committees of the Board on which such director served. In addition, our Board acted unanimously by written consent on five occasions. During 2025, the Audit Committee met twice and the Compensation Committee did not meet during the year. Our independent directors meet in executive sessions without management at least quarterly.

Code of Ethics

We have adopted a Code of Ethics and Business Conduct applicable to our directors, officers and employees. A copy of the Code of Ethics and Business Conduct will be provided without charge upon request, and we intend to disclose any amendments to or waivers from the Code of Ethics and Business Conduct as required by applicable SEC and Nasdaq rules.

Insider Trading Policy

On March 14, 2025, we adopted an Insider Trading Policy that sets forth restrictions on trading in our securities and prohibits our directors, officers, certain employees and other covered persons from trading in Company securities while in possession of material nonpublic information or providing such information to others outside the Company. The policy also addresses hedging and monetization transactions, short sales, derivative securities, margin accounts and pledges of Company securities, subject to limited exceptions requiring advance approval. On April 20, 2026, the Board of Directors of the Company approved and adopted an Amended and Restated Insider Trading Policy (the “Revised Policy”), which replaced the Company’s prior insider trading policy. The Revised Policy primarily modifies the prior policy by: (i) eliminating the mandatory, standing quarterly trading blackout periods in favor of a flexible framework under which the Compliance Officer implements event-driven "special blackout periods" based on pending material developments; and (ii) expanding the pre-clearance requirements to mandate that all members of the Board of Directors and executive officers must pre-clear all transactions in Company securities at all times, rather than only during active blackout windows.

Family Relationships

There are no family relationships among our directors or officers.

Legal Proceedings

During the past ten years, none of our directors, director nominees or executive officers has been involved in any legal proceeding required to be disclosed pursuant to Item 401(f) of Regulation S-K.

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COMPENSATION INFORMATION

Summary Compensation Table

The following Summary Compensation Table sets forth all compensation earned in all capacities during the 2025 and 2024 fiscal years by our principal executive officer and principal financial officer (the named executive officers). No other officer or employee of the Company received total compensation in fiscal 2025 or fiscal 2024, as determined in accordance with Item 402 of Regulation S-K, that exceeded $100,000.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)	Option Awards ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Gary Copperud, Chief Executive Officer	2025	$250,000	-	-	-	-	$250,000
	2024	$250,000	-	-	-	-	$250,000

Kenneth W. Brimmer, Chief Operating Officer and Chief Financial Officer	2025	$150,000	-	-	-	-	$150,000
	2024	$150,000	-	-	-	-	$150,000

Officer Compensation

In fiscal 2025, the Company paid Gary Copperud, our Chief Executive Officer, an annual base salary of $250,000 pursuant to his employment agreement entered into in July 2022, as described below under “Employment Agreement with Gary Copperud.” Mr. Copperud did not receive any bonus or equity compensation during fiscal 2025.

During fiscal 2025, the Company paid Kenneth W. Brimmer, our Chief Operating Officer and Chief Financial Officer, an annual base salary of $150,000. Mr. Brimmer did not receive any bonus or equity compensation during fiscal 2025.

Employment Agreement with Gary Copperud

On July 7, 2022, the Company entered into an employment agreement with Mr. Copperud pursuant to which he serves as Chief Executive Officer. The agreement provides for an annual base salary of $250,000, which the Board reviews at least annually. Mr. Copperud is also eligible to receive a yearly bonus as determined by the Board.

The agreement has an initial term of three years and is automatically renewed for successive one-year periods unless either party provides notice of non-renewal. The Company may terminate the agreement with or without “cause,” and Mr. Copperud may terminate the agreement with or without “good reason,” as such terms are defined in the agreement.

If the Company terminates Mr. Copperud’s employment for cause, or if Mr. Copperud resigns without good reason, Mr. Copperud is entitled to receive accrued but unpaid base salary, accrued but unused vacation, and any earned but unpaid bonus, in each case through the date of termination. If the Company terminates Mr. Copperud’s employment without cause, he is entitled to receive certain accrued amounts, continued payment of base salary for 12 months, and Company payment of COBRA premiums for up to 12 months, subject to the terms of the agreement. If, following a change in control, Mr. Copperud resigns for good reason or the Company terminates his employment other than for cause, or fails to renew the agreement, he is entitled to receive certain accrued amounts and severance benefits described in the agreement. The employment agreement does not provide for any tax gross-up or reimbursement for excise taxes that may be imposed under Sections 280G and 4999 of the Internal Revenue Code.

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Compensation Plans

In October 2019, our board of directors and stockholders adopted the 2019 Incentive Stock Plan (the “2019 Plan”). In December 2022, the stockholders authorized an increase in the number of shares available for grant under the 2019 Plan to 1,000,000 shares. Awards under the 2019 Plan may include incentive stock options, nonqualified stock options, stock appreciation rights, restricted shares of common stock, restricted stock units, performance share or unit awards, stock bonuses, other stock-based awards and cash-based incentive awards. The Compensation Committee administers the 2019 Plan.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth outstanding equity awards to our named executive officers as of December 28, 2025.

Name	Exercisable Options	Unexercisable Options	Exercise Price	Expiration Date	Shares of Stock Not Vested	Market Value of Shares Not Vested
Gary Copperud, Chief Executive Officer	80,000	20,000	$2.50	2/9/32	0	$0
Kenneth W. Brimmer, Chief Operating Officer and Chief Financial Officer	60,000	15,000	$2.50	2/9/32	0	$0

Pay Versus Performance

As a smaller reporting company, we are providing the following information pursuant to Item 402(v) of Regulation S-K for the fiscal years ended December 28, 2025, December 29, 2024, and December 31, 2023. The table below provides information concerning the compensation of our principal executive officer, or PEO, and our other named executive officer, or non-PEO NEO, and certain Company performance measures for the periods presented. For purposes of this disclosure, “compensation actually paid,” or CAP, is calculated in accordance with Item 402(v) of Regulation S-K and does not necessarily reflect compensation actually received by the named executive officers.

Year	SCT Total for PEO	Compensation Actually Paid to PEO	Average SCT Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs	Value of Initial Fixed $100 Investment Based on Total Shareholder Return	Net Income (Loss)
2025	$250,000	$250,000	$150,000	$150,000	$136.61	$(687,839)
2024	$250,000	$250,000	$150,000	$150,000	$86.89	$(2,311,208)
2023	$377,840	$250,000	$150,000	$150,000	$78.69	$(887,368)

Year	SCT Total for PEO	Compensation Actually Paid to PEO	Net Income (Loss)	Restaurant-Level EBITDA
2025	$250,000	$250,000	$(687,839)	$1,720,909
2024	$250,000	$250,000	$(2,311,208)	$723,828
2023	$377,840	$250,000	$(887,368)	$866,524

For each year presented, Gary Copperud served as our PEO. Kenneth W. Brimmer served as our non-PEO NEO for fiscal 2025 and fiscal 2024.

For fiscal 2025 and fiscal 2024, no stock awards or option awards were granted to the PEO or the non-PEO NEO, and the Company did not report pension benefits for such named executive officers. Accordingly, for those years, CAP for the PEO and the non-PEO NEO equals the total compensation reported for each such officer in the Summary Compensation Table.

The total shareholder return amounts in the table assume an initial fixed investment of $100 in the Company’s common stock measured from the market close on the last trading day before the earliest fiscal year presented in the table through the end of each fiscal year presented.

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As reflected in the table, CAP to the PEO remained $250,000 in each of fiscal 2025, fiscal 2024 and fiscal 2023, while CAP to the non-PEO NEO remained $150,000 in fiscal 2025, fiscal 2024 and fiscal 2023. The Company reported net losses in each of the periods presented. Net loss increased in fiscal 2024 compared to fiscal 2023 and improved in fiscal 2025 compared to fiscal 2024. Because compensation actually paid to the PEO and non-PEO NEO was primarily fixed salary compensation during fiscal 2025 and fiscal 2024, changes in net income or loss and total shareholder return did not result in corresponding changes to compensation actually paid for those years.

The Company is a smaller reporting company and has not included peer-group total shareholder return, a Company-selected measure or a tabular list of financial performance measures.

Director Compensation

We have not adopted a compensation program for members of our Board of Directors and its committees. We expect that our directors’ compensation will be designed to attract and retain qualified, committed directors and to align their compensation with our stockholders’ long-term interests. Such compensation may consist of cash for meetings attended and options or other awards to purchase our common stock at the fair market value per share on the grant date, both upon joining the Board and for each year of service. Directors who are also executive officers are not entitled to compensation for their service as directors, committee members, or as chair of our Board or any committee of our Board. We reimburse each non-employee director for pre-approved expenses incurred in attending board meetings.

At the time of the IPO, we agreed to pay each non-employee director $500 for each board meeting attended and $250 for each committee meeting attended. In addition, we issued to each such person fully vested options to purchase 5,000 shares of common stock under the 2019 Plan, exercisable at $5.00 per share and expiring 10 years after the grant date. In 2024, each non-employee director was granted an option to purchase 5,000 shares of common stock at an exercise price of $1.61 per share, vesting over four years. Upon joining the Board in October 2024, Fred Croci received a similar option grant. In July 2025, Mr. Croci was granted a one-year option to purchase 7,500 shares of common stock at an exercise price of $1.50 per share, which vested immediately. At the same time, Allan Anderson and Terri Tochihara-Dirks were each granted one-year options to purchase 2,500 shares of common stock at an exercise price of $1.50 per share, which vested immediately.

The following table sets forth all compensation awarded to, earned by, or paid to our directors for the year ended December 28, 2025. Mr. Copperud and Mr. Brimmer receive no compensation for their roles as directors, and all of their compensation is reported in the Summary Compensation Table above.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Allan Anderson	4,250	-	837	-	-	-	5,087
Terri Tochihara-Dirks	3,750	-	837	-	-	-	4,587
Fred Croci	3,500	-	2,511	-	-	-	6,011
Total	11,500	-	4,185	-	-	-	15,685

(1) Reflects the full grant date fair value of the options granted to directors in 2025, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

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Equity Compensation Plan Information

The following table provides information as of December 28, 2025 with respect to the shares of common stock that may be issued under our equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for issuance under equity compensation plans
Equity compensation plans approved by security holders	281,750	$2.39	718,250
Equity compensation plans not approved by security holders	100,000	$2.50	-

As of December 28, 2025, the Company had granted options and warrants to purchase 381,750 shares of common stock, including options granted to employees and consultants under the 2019 Plan and 100,000 warrants to a consultant outside of the 2019 Plan.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of shares of and percent of our common stock beneficially owned as of May 29, 2026, by (i) each person or group of affiliated persons whom we know to own more than five percent of the outstanding shares of our common stock, (ii) each director and executive officer, and (iii) all of our directors and executive officers as a group. The percentage of shares beneficially owned is computed based on 6,184,724 shares of our common stock outstanding as of May 29, 2026.

We have determined beneficial ownership in accordance with SEC rules. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting or investment power with respect to such securities. In addition, pursuant to such rules, we deemed outstanding shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of May 29, 2026. However, we did not deem such shares outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the beneficial owners named in the table below have sole voting and investment power with respect to all shares of our common stock that they beneficially own, subject to applicable community property laws.

Unless otherwise indicated, the address of each person listed below is c/o BT Brands, Inc., 30 N Gould St Ste 12358, Sheridan, WY 82801.

Name of Beneficial Owner	Number of Shares	Percentage
Officers and Directors
Gary Copperud (1)(2)	1,196,923	19.12%
Allan Anderson (3)	10,500	*
Terri Tochihara-Dirks (4)	10,500	*
Fred Croci (5)	20,500	*
Total for all Officers and Directors	1,236,423	19.6%

5% Stockholders
Sally Copperud (1)	420,000	6.82%
Jeff Zinnecker	574,634	9.34%

* Less than 1%.

(1) Gary Copperud and Sally Copperud are husband and wife. Each such person disclaims beneficial ownership of the other’s shares of common stock.

(2) Includes (i) 1,091,923 shares of common stock, (ii) warrants to purchase up to 5,000 shares of common stock acquired in the IPO, and (iii) options to purchase shares of common stock that have vested or will vest within 60 days of May 29, 2026.

(3) Includes options to purchase up to 10,500 shares of common stock at exercise prices ranging from $1.50 to $5.00 per share that have vested or will vest within 60 days of May 29, 2026.

(4) Includes options to purchase up to 10,500 shares of common stock at exercise prices ranging from $1.50 to $5.00 per share that have vested or will vest within 60 days of May 29, 2026.

(5) Includes (i) 4,000 shares of common stock purchased in the IPO, (ii) warrants to purchase up to 4,000 shares of common stock acquired in the IPO, and (iii) options to purchase shares of common stock that have vested or will vest within 60 days of May 29, 2026.

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CERTAIN RELATIONSHIPS AND

RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Policies and Procedures for Transactions with Related Parties

Our Board of Directors has adopted a policy and procedures governing the review, approval, and ratification of transactions between the Company and related parties (the “Related-Party Transaction Policy”). Under this policy, any Related-Party Transaction must be reported to the chair of the Audit Committee. The Audit Committee reviews the material facts of each proposed transaction and determines whether to approve or ratify the transaction.

For purposes of the policy, a “Related-Party Transaction” is any transaction, arrangement, or relationship, or any series of similar transactions, arrangements, or relationships, in which the Company, including any of its subsidiaries, was, is, or will be a participant, the amount involved exceeds $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any Related Party has or will have a direct or indirect material interest.

Transactions with Related Parties

The following describes transactions since January 3, 2021, and currently proposed transactions, in which the Company was or is a participant, the amount involved exceeded the applicable threshold under our Related-Party Transaction Policy, and in which any director, executive officer, holder of more than five percent of the Company’s capital stock, or any immediate family member or affiliate of such persons had or will have a direct or indirect material interest.

Mortgage Guarantees

In connection with the refinancing of the Company’s mortgage debt in June 2021, Gary Copperud, the Company’s Chief Executive Officer and Chairman, personally guaranteed the promissory notes evidencing loans secured by certain of the Company’s real properties.

NGI Corporation

From 2019 through 2025, the Company made a series of equity investments and loans to NGI Corporation (“NGI”). The aggregate carrying value of the Company’s equity investment in NGI was $304,000. Based on NGI’s recurring operating losses, its need for continued external financing to sustain operations, and the absence of observable market transactions supporting the carrying value of the Company’s minority investment, management determined that the investment was impaired. Accordingly, during fiscal 2025, the Company recorded an impairment charge of $304,000, fully writing down its equity investment in NGI.

Gary Copperud, the Company’s Chief Executive Officer, served as Chairman of NGI’s board of directors from its inception until his resignation on April 1, 2025.

In addition to its equity investment, the Company provided loans and advances to NGI pursuant to loan agreements granting the Company a senior secured interest in substantially all of NGI’s assets. Effective December 26, 2025, the Company exercised its rights under these agreements and foreclosed on collateral securing the loans.

As a result of the foreclosure, the Company took possession of NGI’s remaining inventory of Disney-licensed aluminum water bottles. Prior to the foreclosure, the Company owned bottle inventory with a carrying value of $380,861. At the time of foreclosure, outstanding loans to NGI totaling $409,857, including $359,221 under a senior secured note acquired from a third-party lender, were satisfied through the foreclosure rights included in that note, resulting in BT Brands securing ownership of the bottle inventory. As of December 28, 2025, the Company held bottle inventory with an aggregate carrying value of approximately $574,000 after adjustment to reduce to the estimated net realizable value, representing approximately 850,000 bottles.

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Bagger Dave’s Burger Tavern, Inc.

Certain officers of the Company also serve as officers and directors of Bagger Dave’s Burger Tavern, Inc. (“Bagger Dave’s”). The Company owns approximately 40.7% of the outstanding shares of Bagger Dave’s and accounts for its investment under the equity method of accounting. During fiscal 2025, the Company’s officers received no compensation from Bagger Dave’s, and there were no intercompany transactions between the Company and Bagger Dave’s.

Indemnification of Officers and Directors

Our articles of incorporation and amended bylaws provide that the Company will indemnify each of our directors and officers to the fullest extent permitted by the Wyoming Business Corporation Act. Further, we intend to enter into indemnification agreements with each of our directors and officers. We have purchased a policy of directors’ and officers’ liability insurance that covers our directors and officers for the costs of defense, settlement, or payment of a judgment under certain circumstances.

To the best of our knowledge, during the past two fiscal years, other than as set forth above, there were no material transactions, or series of similar transactions, or any currently proposed transactions, or series of similar transactions to which we were or are to be a party, in which the amount involved exceeds the lesser of (A) $120,000 or (B) one percent of our average total assets at year-end for the last two completed fiscal years, and in which any director or executive officer, or any security holder whom we know to own of record or beneficially more than 5% of any class of our common stock, or any member of the immediate family of any of the foregoing persons, has an interest, other than compensation to our officers and directors in the ordinary course of business.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors, on behalf of the Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, the performance of the independent registered public accounting firm, the compliance by us with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee’s responsibility is to administer and oversee these processes.

The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the audit plan, the results of their examinations, and the overall quality of our financial reporting.

In this context, the Audit Committee has reviewed and discussed the audited financial statements for the year ended December 28, 2025 with management and with the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable standards of the PCAOB and the SEC.

The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the issue of its independence from us and management. In addition, the Audit Committee has considered whether the provision of non-audit services by the independent registered public accounting firm during fiscal 2025 is compatible with maintaining the registered public accounting firm’s independence and has concluded that it is.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 28, 2025.

Respectfully,
Allan Anderson, Chairman
Terri Tochihara-Dirks
Fred Croci

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

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Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm. The Audit Committee has appointed Boulay, PLLP as the Company’s independent registered public accounting firm for the fiscal year ending January 3, 2027. Stockholders are not being asked to ratify the appointment of Boulay at the Annual Meeting.

               Representatives of Boulay PLLP will not be present at the Annual Meeting.

Principal Accounting Fees and Services

The following is a summary of the fees billed to us by Boulay for professional services rendered for the fiscal years ended December 28, 2025 and December 29, 2024:

Fee Category	2025	2024
Audit fees (1)	$207,000	$196,920
Audit-related fees	-	-
Tax fees	-	-
All other fees (2)	$89,530	$24,245
Total fees	$296,530	$221,165

(1) Audit fees consist of aggregate fees billed for professional services rendered for the audit of the Company’s annual consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports or services that are typically provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements during the fiscal years ended December 28, 2025 and December 29, 2024, respectively.

(2) Fees primarily for services related to the Company’s shelf registration statement and the related share distribution agreement.

Pre-Approval Policies and Procedures

Pursuant to its charter, the Audit Committee is directly responsible for the appointment, retention, compensation and oversight of our independent registered public accounting firm. The Audit Committee is also required to review and pre-approve all audit and non-audit services to be performed by our independent registered public accounting firm, including the firm’s engagement letter for the annual audit of the consolidated financial statements and internal controls over financial reporting of the Company, the proposed fees in connection with such audit services, and any additional services that management chooses to hire the independent auditors to perform. In accordance with the Audit Committee Charter, all audit and non-audit fees paid to Boulay, and the related services provided by Boulay, were pre-approved by the Audit Committee.

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OTHER INFORMATION

Submission of Stockholder Proposals

To be considered for inclusion in our notice of annual meeting and proxy statement for, and for presentation at, our 2027 annual meeting of stockholders, a stockholder must give timely notice thereof in writing to the Secretary of the Company in accordance with our bylaws and applicable SEC rules, including Rule 14a-8 under the Exchange Act. Because the date of our 2027 annual meeting has not yet been determined, the Company will supplement this disclosure or provide additional information regarding applicable deadlines as required by applicable law.

If you propose to bring business before an annual meeting other than a director nomination, your notice must include the information required by our bylaws. If you propose to nominate an individual for election as a director, your notice must include the information required by our bylaws and applicable SEC rules. In addition, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide in their notice any additional information required by Rule 14a-19(b) under the Exchange Act.

For more information, and for more detailed requirements, please refer to our Amended and Restated Bylaws, filed as Exhibit 3.2 to our Registration Statement on Form S-1, filed with the SEC on October 18, 2019.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers, and ten percent stockholders to file initial reports of ownership and announcements of changes in ownership of our common stock with the SEC. Directors, executive officers and ten percent stockholders must also furnish us with copies of all Section 16(a) forms they file. Based upon a review of these filings, we believe all required Section 16(a) reports were made during 2025.

Delivery of Documents to Stockholders Sharing an Address

A number of brokers with account holders who are holders of our stock will be “householding” our proxy materials. A single set of proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholder. Once you have received notice from your broker that they will be “householding” communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker, direct your written request to our principal offices, Attention: Secretary, or contact our Corporate Secretary by telephone at (307) 264-5057 and we will promptly deliver such separate copy. Our principal offices are located at 30 N Gould St Ste 12358, Sheridan, WY 82801. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their broker.

Other Matters

We will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of our 2025 Annual Report on Form 10-K for the fiscal year ended December 28, 2025, as filed with the SEC, including the financial statements. Requests for copies of the 2025 Annual Report should be directed to InvestorCom LLC, 1055 Washington Blvd, Suite 520, Stamford, CT 06901.

Our Board of Directors does not know of any other matters that are to be presented for action at the Annual Meeting. If any other matters are properly brought before the Annual Meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their best judgment.

By order of the Board of Directors,

/s/ Gary Copperud

Gary Copperud

Chief Executive Officer

May 29, 2026

Minnetonka, Minnesota

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BT BRANDS, INC.

30 N Gould St Ste 12358

Sheridan, WY 82801

VOTE BY MAIL

Mark, sign and date this proxy card and return it in the postage-paid envelope provided, or return it to InvestorCom LLC, 1055 Washington Blvd, Suite 520, Stamford, CT 06901 so that it is received by June 18, 2026.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS FOLLOWS:  ☒

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

BT BRANDS, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH DIRECTOR IN PROPOSAL 1 AND “FOR” PROPOSAL 2, AND FOR ANY OTHER PROPOSAL PROPERLY PRESENTED AT THE TIME OF THE ANNUAL MEETING.

Proposal 1: A proposal to elect the four director nominees listed below for a one-year term.

Nominees	For	Withhold
Gary Copperud	☐	☐
Allan Anderson	☐	☐
Terri Tochihara-Dirks	☐	☐
Fred Croci	☐	☐

For address changes, please check this box and write the new address on the back where indicated.  ☐

NOTE: All holders must sign. Please sign exactly as your name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. If a corporation, please sign in full corporate name by authorized officer, giving full title. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature [PLEASE SIGN WITHIN BOX]	Date

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIAL:

Annual Meeting of Stockholders to be held on June 19, 2026:

FOLD AND DETACH HERE

BT BRANDS, INC.

PROXY

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

JUNE 19, 2026

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The undersigned, having received the Notice of Annual Meeting of Stockholders and Proxy Statement, revoking any proxy previously given, hereby appoints Gary Copperud as proxy to vote as directed all shares the undersigned is entitled to vote at the BT Brands, Inc. 2026 Annual Meeting of Stockholders and authorizes him to vote in his discretion upon other business as may properly come before the meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH DIRECTOR IN PROPOSAL 1, “FOR” PROPOSAL 2, AND FOR ANY OTHER PROPOSAL PROPERLY PRESENTED AT THE TIME OF THE ANNUAL MEETING. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD

AND RETURN IT IN THE ENCLOSED ENVELOPE.

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